united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 1/31

Date of reporting period: 1/31/16

Item 1. Reports to Stockholders.

Arrow QVM Equity Factor ETF

QVM

Annual Report
January 31, 2016

1-877-277-6933
1-877-ARROW-FD
www.ArrowShares.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow QVM Equity Factor ETF (“QVM” or “the Fund”) for the period ended January 31, 2016.

QVM seeks investment results that correspond generally to the performance, before fees and expenses, of the A.I. Quality Value Momentum Index.

The Fund’s portfolio is managed to closely replicate the holdings of the A.I. Quality Value Momentum Index (AIQVM, the “Index” or the “benchmark”), which is comprised of 50 domestic equities. As of January 31, 2016 the Fund held all 50 of the Index constituents. There are no specific size or sector exposure constraints. As of the January 31, 2016 reconstitution and rebalance, the benchmark portfolio consisted of 56% large cap, 22% mid cap, and 22% small cap stocks.

Management’s Discussion of Fund Performance

All Fund performance herein is based on net asset value (NAV) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

Please note, the Fund is new and has a limited track record. With an inception date of February 27, 2015 (first trade date), the Fund has been in operation for less than one full year.

From the inception of the Fund through January 31, 2016, using weekly data, the Fund has tracked the benchmark Index’s performance with 99.9% correlation. Timing of trades, cost of trade execution, management fees and other market factors may lead to portfolio tracking discrepancies from the benchmark.

From the inception (first trade date) of the Fund on February 27, 2015 through January 31, 2016, performance of QVM (NAV) was down -12.64%, while the benchmark A.I. Quality Value Momentum Index was also negative, down -12.60%. For a broad market comparison, the U.S. stock market was also negative with the S&P 500 Index returning -6.06%. With a mix of value-slanting stocks and a quality focus, the AIQVM Index and Fund underperformed the broad market. The market did not reward quality through most of last year, with a few select growth-centric stocks providing some relief for the broad market.

Despite the overall negative returns of the Fund, some of the holdings contributed positively to the portfolio since the Fund’s inception through January 31, 2016. The top three positively contributing stocks held by the portfolio were Cal-Maine Foods Inc., NetEase Inc., and Reynolds American. The three that detracted the most, all with negative performance contributions, were Hugoton Royalty Trust, Santander Consumer USA Holdings, and CF Industries Holdings Inc.

Although income is not a primary investment objective, the Fund generally pays distributions on a quarterly basis, or as needed if special distributions are required. As of the last distribution made during the reporting period on December 29, 2015 the Fund’s 30-day SEC yield was 2.25% and the 12-month distribution rate was 1.82%.

For more information about current performance, holdings, or historical premiums/discounts, please visit our website at www.arrowshares.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato
Chief Executive Officer
Arrow Investment Advisors, LLC
February 2016

1090-NLD-3/2/2016

Arrow QVM Equity Factor ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2016

The Fund’s performance figures* for the period ended January 31, 2016, as compared to its benchmarks:

Since Inception**
January 31, 2016
Arrow QVM Equity Factor ETF - NAV	(12.64)%
Arrow QVM Equity Factor ETF - Market Price	(12.74)%
AI Quality Value Momentum Index	(12.60)%
S&P 500 Total Return Index	(6.06)%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.ArrowShares.com or by calling 1-877-277-6933.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses is 0.68% per the January 16, 2015 prospectus.

**	As of the close of business on the day of commencement of trading on February 27, 2015.

AI Quality Value Momentum Index (AIQVM) is a US based index, composed of quality rankings that measure profitability, consistency of earnings, and management confidence. The combined models aim to reduce volatility and are combined with value and long term momentum rankings to enhance performance.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Consumer, Cyclical	27.9%
Consumer, Non-cyclical	17.7%
Energy	10.0%
Technology	10.0%
Industrial	10.0%
Communications	9.9%
Financial	7.9%
Basic Materials	6.0%
Other, Cash & Cash Equivalents	0.6%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s Holdings.

Arrow QVM Equity Factor ETF

PORTFOLIO OF INVESTMENTS

January 31, 2016

Shares		Value
	COMMON STOCKS - 99.6%
	ADVERTISING - 2.0%
1,454	Omnicom Group, Inc.	$106,651

	AEROSPACE & DEFENSE - 6.0%
886	Boeing Co.	106,435
506	Lockheed Martin Corp.	106,766
856	Raytheon Co.	109,774
		322,975
	AGRICULTURE - 4.0%
966	British American Tobacco PLC ADR	107,236
1,174	Philip Morris International, Inc.	105,672
		212,908
	AIRLINES - 4.0%
1,525	Alaska Air Group, Inc.	107,360
684	Allegiant Travel Co.	109,762
		217,122
	AUTO PARTS & EQUIPMENT - 2.0%
1,630	Delphi Automotive PLC	105,852

	BANKS - 2.0%
4,421	Walker & Dunlop, Inc. *	105,927

	BEVERAGES - 2.0%
1,073	PepsiCo, Inc.	106,549

	BIOTECHNOLOGY - 1.8%
1,194	Gilead Sciences, Inc.	99,102

	CHEMICALS - 6.0%
1,683	Celanese Corporation- Series A	107,157
1,351	LyondellBasell Industries NV	105,337
1,085	Terra Nitrogen Company LP	111,755
		324,249
	COMMERCIAL SERVICES - 4.0%
3,169	H&R Block Inc.	107,904
6,107	Western Union Co.	108,949
		216,853
	COMPUTERS - 6.0%
1,939	Amdocs Limited	106,141
1,111	Apple, Inc.	108,144
855	International Business Machines Corp.	106,695
		320,980
	DIVERSIFIED FINANCIAL SERVICES - 2.1%
11,578	Navient Corp.	110,686

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
PORTFOLIO OF INVESTMENTS (Continued)

January 31, 2016

Shares		Value
	FOOD - 2.0%
1,876	Campbell Soup Co.	$105,825

	HOUSEHOLD PRODUCTS - 2.0%
828	Kimberly-Clark Corp.	106,332

	HOUSEWARES - 2.0%
2,358	Tupperware Brands Corp.	109,482

	INTERNET - 2.0%
2,802	CDW Corporation	107,737

	INSURANCE - 3.9%
1,793	Aflac, Inc.	103,922
1,001	Travelers Cos Inc/The	107,147
		211,069
	MEDIA - 2.0%
2,347	Viacom, Inc.	107,117

	MISCELLANEOUS - 2.0%
2,379	American Railcar Industries	108,007

	OIL & GAS - 10.0%
2,599	Marathon Petroleum Corp.	108,612
1,328	Phillips 66	106,439
1,248	Tesoro Corp.	108,888
1,583	Valero Energy Corp.	107,438
3,270	Western Refining Inc	107,583
		538,960
	PHARMACEUTICALS - 2.0%
3,462	Pfizer, Inc.	105,556

	RETAIL - 17.9%
2,804	Big Lots Inc.	108,739
2,110	Brinker International, Inc.	104,951
1,553	Foot Locker Inc.	104,921
4,354	Gap, Inc.	107,631
855	Home Depot, Inc.	107,525
2,179	Kohl’s Corp.	108,405
854	McDonald’s Corp.	105,708
3,180	Outerwall, Inc.	107,484
5,883	PetMed Express, Inc.	106,012
		961,376

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2016

Shares		Value
	SOFTWARE - 2.0%
3,207	Ebix, Inc.	$109,423

	TECHNOLOGY - 2.0%
5,477	Pitney Bowes, Inc.	107,240

	TELECOMMUNICATIONS - 3.9%
3,802	TELUS Corp.	105,429
2,133	Verizon Communications Inc	106,586
		212,015
	TOYS/GAMES/HOBBIES - 2.0%
1,445	Hasbro, Inc.	107,335

	TRANSPORTATION - 2.0%
7,963	Ship Finance International Ltd	106,625

	TOTAL COMMON STOCKS (Cost $5,755,707)	5,353,953

	TOTAL INVESTMENTS - 99.6% (Cost $5,755,707)(a)	$5,353,953
	OTHER ASSETS LESS LIABILITIES - 0.4%	20,854
	NET ASSETS - 100.0%	$5,374,807

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $5,757,074 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$495,962
Unrealized Depreciation:	(899,083)
Net Unrealized Depreciation:	$(403,121)

*	Non-income producing security.

ADR - American Depositary Receipt

LP - Limited Partnership

NV - Naamloze Vennootschap

PLC - Public Limited Company

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2016

ASSETS
Investment securities:
At cost	$5,755,707
At value	$5,353,953
Due from Advisor	23,056
Receivable for investments sold	2,316,934
Receivable for Fund shares sold	1,075,196
Dividends and interest receivable	3,670
TOTAL ASSETS	8,772,809

LIABILITIES
Payable for investments purchased	2,287,769
Payable for Fund shares repurchased	1,075,196
Due to custodian	4,755
Payable to Related Parties	2,750
Accrued expenses and other liabilities	27,532
TOTAL LIABILITIES	3,398,002
NET ASSETS	$5,374,807

Net Assets Consist Of:
Paid in capital	$6,072,380
Undistributed net investment income	708
Accumulated net realized loss from investment transactions	(296,527)
Net unrealized depreciation of investment transactions	(401,754)
NET ASSETS	$5,374,807

Net Asset Value Per Share:
Net Assets	$5,374,807
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	250,000
Net asset value (Net Assets ÷ Shares Outstanding)	$21.50

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
STATEMENT OF OPERATIONS
For the Period Ended January 31, 2016*

INVESTMENT INCOME
Dividends	$94,722
Interest	21
TOTAL INVESTMENT INCOME	94,743

EXPENSES
Investment advisory fees	25,195
Custodian fees	14,259
Legal fees	12,443
Audit fees	11,501
Listing expenses	9,901
Transfer agent fees	9,229
Printing and postage expenses	8,004
Trustees fees and expenses	4,597
Administrative service	3,775
Insurance expense	378
Professional fees	378
TOTAL EXPENSES	99,660
Less: Fees waived/reimbursed by the Advisor	(72,527)
NET EXPENSES	27,133

NET INVESTMENT INCOME	67,610

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
In-kind redemptions	250,833
Investments	(548,240)
Foreign currency transactions	(32)
Net change in unrealized depreciation on investments	(401,754)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(699,193)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(631,583)

*	The Arrow QVM Equity Factor ETF commenced operations on February 24, 2015.

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
January 31, 2016 (a)
FROM OPERATIONS
Net investment income	$67,610
Net realized loss on investments and foreign currency transactions	(297,439)
Net change in unrealized depreciation on investments	(401,754)
Net decrease in net assets resulting from operations	(631,583)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(65,990)
Net decrease in net assets resulting from distributions to shareholders	(65,990)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	10,837,655
Cost of shares redeemed	(4,765,275)
Net increase in net assets resulting from shares of beneficial interest	6,072,380

TOTAL INCREASE IN NET ASSETS	5,374,807

NET ASSETS
Beginning of Period	—
End of Period*	$5,374,807
* Includes undistributed net investment income of:	$708

SHARE ACTIVITY
Shares Sold	450,000
Shares Redeemed	(200,000)
Net increase in shares of beneficial interest outstanding	250,000

(a)	The Arrow QVM Equity Factor ETF commenced operations on February 24, 2015.

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Period Ended
	January 31, 2016 (1)
Net asset value, beginning of period	$25.00
Activity from investment operations:
Net investment income	0.30
Net realized and unrealized loss on investments	(3.50)
Total from investment operations	(3.20)
Less distributions from:
Net investment income	(0.30)
Total distributions	(0.30)
Net asset value, end of period	$21.50
Total return (3)(5)(6)(7)	(12.90)%
Net assets, at end of period (000s)	$5,375
Ratio of gross expenses to average net assets	2.40	% (2)
Ratio of net expenses to average net assets	0.65	% (2)
Ratio of net investment income to average net assets	1.63	% (2)
Portfolio Turnover Rate (4)	62	% (3)

(1)	The Arrow QVM Equity Factor ETF shares commenced operations on February 24, 2015.

(2)	Annualized.

(3)	Not Annualized.

(4)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(6)	Represents total return based on net asset values per share from commencement of investment operations on February 24, 2015 through January 31, 2016. Total return based on net asset value per share, as of the close of business on the day of commencement of trading on the NYSE Arca on February 27, 2015 to January 31, 2016 was (12.64)%.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS

January 31, 2016

1.	ORGANIZATION

The Arrow QVM Equity Factor ETF (the “Fund”) is a diversified series of Arrow Investments Trust, a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective seeks to replicate the investment results that generally correspond, before fees and expenses, to the price and yield performance of the AI Quality Value Momentum Index. The investment objective is non-fundamental. The Fund commenced operation on February 24, 2015.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2016 for the Fund’s assets measured at fair value:

Arrow QVM Equity Factor ETF

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$5,353,953	$—	$—	$5,353,953
Total	$5,353,953	$—	$—	$5,353,953

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2016 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended January 31, 2016, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $4,950,623 and $2,804,656 respectively.

For the period ended January 31, 2016, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $6,047,123 and $2,139,976 respectively.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Arrow Investment Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”) pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as Custodian and to act as transfer and shareholder services agent. The Trust has also entered into an Underwriting Agreement with Northern Lights Distributors, LLC to serve as the principal underwriter and distributor for the Trust.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2016 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses and extraordinary expenses such as litigation ) will not exceed 0.65%.

The amounts will herein be referred to as the “Expense Limitation.”

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver agreement, and the Fund’s operating expenses are subsequently lower than its Expense Limitation, the Advisor, on a rolling three year period, shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the Expense Limitation. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements for the Fund shall be suspended. For the period ended January 31, 2016, the Advisor waived fees and reimbursed expenses in the amount of $72,527.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the effective date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$500	2.00%*

*    The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended January 31, 2016 was as follows:

Fiscal Period Ended
January 31, 2016
Ordinary Income	$65,990

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

As of January 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$708	$—	$(295,160)	$—	$—	$(403,121)	$(697,573)

The difference between book basis and tax basis, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $295,160.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), adjustments for publicly traded partnerships and grantor trusts, resulted in reclassification for the period ended January 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Loss
$—	$(912)	$912

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

8.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statement from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Distributions: The Fund’s Board of Trustees declared the following distributions after January 31, 2016:

Fund	Distribution Per Share	Record Date	Payable Date
Arrow QVM Equity Factor ETF	$0.1240	3/18/2016	3/23/2016

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust

and the Shareholders of Arrow QVM Equity Factor ETF

We have audited the accompanying statement of assets and liabilities of the Arrow QVM Equity Factor ETF, a series of shares of beneficial interest in the Arrow Investments Trust, including the portfolio of investments, as of January 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period February 24, 2015 (commencement of operations) through January 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Arrow QVM Equity Factor ETF as of January 31, 2016, and the results of its operations, changes in its net assets and its financial highlights for the period February 24, 2015 (commencement of operations) through January 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

March 30, 2016

Arrow QVM Equity Factor ETF

EXPENSE EXAMPLES (Unaudited)

January 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2015 through January 31, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Paid
	Account Value	Account Value	During Period*	During Period**
	8/1/2015	1/31/2016	8/1/15 - 1/31/16	8/1/15 - 1/31/16
Actual	$1,000.00	$869.60	$3.06	0.65%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2016

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years and Current Directorships	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships held During the Past Five Years
Charles A. Barragato Year of Birth: 1958	Trustee	Indefinite/since September 2011	Managing Partner, Charles A. Barragato & Co., LLP (public accounting firm) 1983-Present; Research Professor of Accounting, Stony Brook University, 2014- Present; Professor of Accounting, Long Island University, 1986-2014.	8	Trustee, Arrow ETF Trust (since 2014)
Paul Montgomery Year of Birth: 1953	Trustee	Indefinite/since Sept. 2011	Director of Research Scotia Partners, LLC (since 2012) Managing Member, Theta Investment Research, LLC (2003-2012).	8	Trustee, Arrow ETF Trust (since 2014)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Indefinite/ since March 2014	Founder and President, TTS Consultants, LLC, 2010 – present.	8	Trustee, Northern Lights Fund Trust IV (since July 2015); Trustee, Arrow ETF Trust) (since 2011), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Robert S. Andrialis Year of Birth: 1944	Trustee	Indefinite/ since March 2014	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011–2014; Independent Consultant 2010-2011	8	Trustee, Arrow ETF Trust (since September 2011)

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position(s) Held with Trust *	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Current Directorships	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Barrato** Year of Year of Birth: 1965	Trustee, President & Principal Executive Officer	Indefinite/ since Sept. 2011	Founder and Chief Executive Officer, Arrow (since 2006).	8	Arrow ETF Trust (since 2012)
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Principal Financial Officer and Treasurer	Since Oct 2013	Vice President, GFS (since January 2015); Assistant Vice President, GFS (since 2011); Assistant Vice President of Fund Administration; BNY Mellon (2007-2011)	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	1 year term (since Sept. 2011)	Founder and President, Director of Sales, Arrow (since 2006).	N/A	N/A
Dawn M. Dennis 80 Arkay Drive, Hauppauge, NY 11788 Year of Birth: 1966	Assistant Secretary	Since June 2013	Senior Paralegal, GFS (since May 2013), Paralegal (from July 2011 through April 2013)	N/A	N/A
Patrick Bassett Year Birth: 1970	Chief Compliance Officer	1 year term/ since June 2015	Chief Compliance Officer of Arrow Investment Advisors, LLC (2008-2014); retired (2014-2015).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	Joseph Barrato is considered to be an “interested person” of the Arrow Investment Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment Advisor to the Fund, Arrow Investment Advisors, LLC.

***	The term “Fund Complex” includes the Arrow ETF Trust (“ARROWETF”) and Arrow Investments Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2016

Approval of the Investment Advisory Agreement between the Trust and the Advisor

In connection with the September 25, 2014 meeting of the Board of Trustees (the “Board” or the “Trustees”) of Arrow Investments Trust (the “Trust”), including a majority of the Trustees who are not interested persons as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), the Board discussed the approval of the advisory agreement between Arrow Investment Advisors, LLC (the “Advisor”) and the Trust (the “Advisory Agreement”) with respect to the Arrow QVM Equity Factor ETF (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. In its consideration of the Advisory Agreement, the Board did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services to be provided by the Advisor to the Fund. It was noted that the Advisor has extensive experience, and spends a significant amount of time and care in its research process. The Trustees noted that the Advisor dedicates time to learning as much as possible regarding the underlying investments in order to build a fund’s portfolio, as has been their experience in working with the Advisor on other Trust funds. In addition to research and due diligence, the Trustees agreed that the Advisor has a very good team in place to service the Fund. They noted that a representative of the Advisor had confirmed that it has sufficient resources to effectively implement the index strategy and handle all related trading. The Board discussed the nature of the Advisor’s operations and the quality of the Advisor’s compliance infrastructure. The Board noted the Advisor had reported no litigation or administrative actions during the last 12 months. The Trustees agreed that they were pleased with the performance and services of the Advisor in connection with the existing Arrow Funds, and expects it will provide a similar level of services to the Fund.

Fees and Expenses. The Trustees reviewed information regarding the proposed advisory fee noting that the Advisor proposed to charge 0.65% for advisory services to the Fund. They compared the proposed fee to the range of fees charged by other funds in the Advisor selected peer group noting that the Fund compares favorably to the peer group which averaged 0.71% for advisory services, and 0.93% for total expenses. In considering the advisory fee, the Trustees considered the cost associated with the index provider as well as fees charged by the Advisor to its other clients. The Trustees noted the Advisor does not expect to receive any other payments from the Fund other than advisory fees. The Board concluded that the advisory fee is reasonable.

Performance. Because the Fund had not yet commenced operations, the Trustees could not consider its investment performance. The Board discussed the performance information contained in the 15(c) Response and considered the performance of the other funds in the Trust managed by the Advisor noting the performance of the Advisor in connection with these funds suggests that it has the potential to deliver favorable returns for the Fund. The Trustees agreed that, based on the performance of the other funds in the Trust managed by the Advisor over prior periods and the experience and qualifications of the portfolio management team, the Advisor was expected to obtain an acceptable level of investment returns to shareholders of the Fund.

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2016

Economies of Scale. The Board considered whether there are expected economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale. The Trustees considered the anticipated asset level of the Fund during the initial period of the Advisory Agreement. They noted that the Advisor has indicated its willingness to discuss the matter with the Board as the Fund grows, and anticipates realizing some modest economies as the Fund’s assets grow. The Trustees noted that economies were not anticipated to be reached during the initial period of the Advisory Agreement, and agreed that the matter of economies of scale would be revisited as the Fund size materially increases.

Profitability. The Board considered the estimated profits to be realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Advisor stated that it expects no profit during the first year of operation, but did expect to realize a modest profit during the second year of operation. The Trustees discussed the anticipated profit and concluded that the Advisor’s estimated level of profitability from its relationship with the Fund was not excessive.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreement. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund.

PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100 Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $9,500

(b)	Audit-Related Fees

2015 – None

(c)	Tax Fees

2015 - $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2015
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees,

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 4/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 4/8/16

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/ Treasurer

Date 4/8/16